                                                                   Exhibit 10(e)






                   GAS PURCHASE AGREEMENT DATED MARCH 31, 1999
              BETWEEN NORTHEAST OHIO GAS MARKETING, INC., AND ATLAS
             ENERGY GROUP, INC., ATLAS RESOURCES, INC., AND RESOURCE
                                  ENERGY, INC.

                             GAS PURCHASE AGREEMENT
                             ----------------------

     This Agreement made and entered into as of this 31st day of March, 1999, by and between Northeast Ohio Gas Marketing, Inc., an Ohio corporation ("Buyer") of P.O. Box 430, Lancaster, Ohio 43130-0430 and Atlas Energy Group, Inc., an Ohio corporation, Atlas Resources, Inc., a Pennsylvania corporation and Resource Energy, Inc., a Delaware corporation (collectively "Seller"), of 311 Rouser Road, P.O. Box 611, Coraopolis, Pennsylvania 15108.

                                    RECITALS
                                    --------

     WHEREAS, Buyer utilizes volumes of natural gas, hereinafter referred to as "gas", for its customers situated in Ohio and Pennsylvania; and

     WHEREAS, Seller is in the business of developing and producing a supply of gas from gas and/or oil wells situated in Ohio and Pennsylvania; and

     WHEREAS, Seller is the owner of such gas or is the authorized agent for the owner or owners of such gas and therefore has the authority to contract for the sale of such gas; and

     WHEREAS, Seller desires to sell and to agree to sell for itself and those owners for which it is the authorized agent, all of the gas produced from the wells, and Buyer desires to purchase such gas; and

     WHEREAS, as of the date hereof FirstEnergy Trading and Power Marketing, Inc. an affiliate of Buyer, and AIC, Inc., an affiliate of Seller, are entering into an agreement (the "Stock Purchase Agreement") relating to the purchase of all of the common stock of Atlas Gas Marketing, Inc.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties do hereby agree as follows:

1. AGREEMENT: Subject to the terms of this Agreement, Seller does hereby agree to sell to Buyer on a firm basis and Buyer does hereby agree to purchase on a firm basis, during the continuing term of this Agreement, those quantities of natural gas described in this Agreement.

2. TERM OF AGREEMENT: The term of this Agreement shall be effective for a primary term of ten (10) years commencing March 31, 1999 and terminating March 31,

2009. This Agreement shall automatically renew for successive annual terms unless either party, within one hundred twenty (120) days prior to the end of the primary term or any successive annual term, notifies the other party, in writing, of its intent to terminate this Agreement at the end of such term. The primary term and successive annual terms shall be considered the "term" of this Agreement. The price for gas for the first one (1) or two (2) years of the term of this Agreement shall be set forth on Schedule I attached hereto. The price for gas for subsequent annual periods shall be agreed to between Buyer and Seller by November 30th of each subsequent year for the next succeeding annual period, which period shall commence on April 1st.

     Should the Buyer and Seller be unable to reach agreement as to the purchase price, at any Point of Delivery, after the initial one or two year term, as applicable, or for any subsequent annual period, the Seller may solicit offers to purchase such gas from other third parties. In the event Seller should receive a bona fide offer to purchase all of Seller's gas, which is subject to this Agreement, at a specific Point of Delivery, it shall give notice (the "Notice") of the Point of Delivery, the name of prospective purchaser, the term of the proposed agreement and the purchase price to Buyer. If Buyer refuses to match such offer within five (5) business days of receipt of the Notice from Seller, then Seller shall be free to sell such gas to a party other than Buyer on the terms set forth in the Notice. Buyer's future rights to purchase such gas shall be restored at the completion of the term set forth in the Notice, subject to the provisions of this Paragraph.

3. DELIVERY POINT AND TRANSPORTATION: Subject to further provisions of this Agreement, and during the term hereof, any gas purchased hereunder shall be sold and delivered by Seller to Buyer at the interstate pipeline or local distribution company facilities of Tennessee Gas Pipeline Company, East Ohio Gas Company, National Fuel Gas Distribution, National Fuel Gas Supply, Peoples Natural Gas Company and Columbia Gas Transmission Corp., hereinafter be referred to as the "Points of Delivery". Additional Points of Delivery may be added by mutual agreement of Buyer and Seller. Title to the gas delivered hereunder shall vest to Buyer upon delivery by Seller to the Points of Delivery. Seller shall be responsible and pay for all gas transportation costs and retainage imposed by upstream pipelines to the Points of Delivery. As between the parties hereto, Seller shall be responsible for any damage or injury caused by the gas until the same shall have been delivered to the Points of Delivery after which delivery Buyer shall be in exclusive control and possession thereof and responsible for any damage or injury caused thereby.

4. QUANTITY: Seller shall exclusively make available to Buyer and Buyer agrees to purchase from Seller, during the term of this Agreement, a quantity equal to 100% of the current and future production into the Points of Delivery. Except as otherwise provided in this Section, Seller shall deliver all gas it develops and produces into the Points of Delivery. Unless agreed to by Buyer, Seller shall not sell any gas to any other party. It is currently estimated that Atlas Energy Group, Inc. and Atlas Resources, Inc. will collectively deliver approximately 27,000 Mcf per day and Resource Energy, Inc. will deliver approximately 7,000 Mcf per day at the Points of Delivery. Buyer and Seller agree to mutually cooperate and regularly meet to establish production schedules of gas into the Points of Delivery.

     Seller shall nominate, by the 25th calendar day of the preceding month, the daily volumes to be delivered during the following month to the Points of Delivery. Seller's daily deliveries shall be no greater than one hundred and ten percent (110%) or no less than ninety percent (90%) of Seller's daily nominated volumes, as long as Seller's deliveries at each Point of Delivery are at least 500 Mcf per day, with the exception of the Wheatland Dehydration Meter, for which the minimum volume is 300 Mcf per day. If Seller's daily volume delivery is less than ninety percent (90%) of Seller's daily nominated volume, then Seller shall pay Buyer one hundred and two percent (102%) of the Buyer's replacement cost, less the price set forth on Schedule I, for the volume of gas which is the difference between Seller's daily volume delivery and ninety percent (90%) of Seller's daily nominated volume. If Seller's daily volume delivery is more than one hundred and ten percent (110%) of Seller's daily nominated volume, then, regardless of other pricing provisions contained in this Agreement, Buyer shall pay Seller ninety eight percent (98%) of the daily market price for each Point of Delivery, as set forth on Schedule I, for the volume of gas which is the difference between Seller's daily volume delivery and one hundred and ten percent (110%) of Seller's daily nominated volume.

     Notwithstanding the first paragraph of this Section 4, it is understood and agreed to by the parties that Seller shall continue to supply gas to its three
(3) direct delivery customers, Wheatland Tube Company, CSC Industries and Warren Consolidated for the life of those agreements, including any extensions or renewals. Buyer and Seller agree that Buyer will provide all billing services for the above three (3) customers. Buyer agrees that it will not utilize Seller's local production, or any other source of supply, as source of sales to the above three (3) customers of Seller to the extent Buyer's offer would supplant or in any manner displace the existing amount of Seller's direct delivery arrangements through the term of Seller's agreements with the above three (3) customers, including any extensions or renewals. Seller currently delivers 2,600 Mcf per day to the Wheatland Tube Company, 3,400 Mcf per day to CSC Industries and 325 Mcf per day to Warren Consolidated. Seller agrees that Buyer may sell any amount, in excess of Seller's current volumes (so long as Seller continues to have a contact with the above three (3) customers) to such customers. Buyer shall not be restricted in selling to any of the above three
(3) customers if Seller no longer has a contract with such customer.

     Seller's commitment to deliver all of the gas it produces to Buyer is subject to the right of investors, including limited partnerships where Seller is acting as the General Partner, in wells operated by Seller, to take their gas in kind. In the event a party wishes to take its gas in kind, Seller shall promptly notify Buyer. Seller further agrees to indemnify Buyer for all losses attributable to gas which has been taken in kind by investors in wells operated by Seller, to the extent Buyer has incurred a loss on such gas because of a prior commitment by Buyer.

5. PURCHASE PRICE: The price to be paid by Buyer to Seller for gas delivered to Buyer at the Point(s) of Delivery shall be as set forth on Schedule I attached hereto.

6. BILLING AND PAYMENT: Invoices shall be rendered to Buyer by the 14th calendar day of the month for gas delivered the preceding monthly period and payment shall be made monthly to Seller not later than the 28th calendar day of the month. Payment shall be made at the following address, or other address that may be designated by Seller from time to time: 311 Rouser Road, P.O. Box 611, Coraopolis, Pennsylvania 15108. Invoices shall be delivered to Buyer at: P.O. Box 430, Lancaster, Ohio 43130-0430. The quantities invoiced by Seller will be based on the quantities delivered by Seller at the Point(s) of Delivery. In the event the actual quantity delivered to the Point(s) of Delivery is unavailable, the estimated volumes of gas tendered for delivery by Seller to the Point(s) of Delivery shall be invoiced to Buyer. Any appropriate adjustment shall be made in the following billing period. Payment not received by the twenty-eighth (28th) calendar day of the month shall bear interest at PNC Bank, NA's then current prime lending rate minus two percent (2%).

7. QUALITY AND MEASUREMENT: Seller warrants that gas delivered under this Agreement shall meet the quality and measurement standards established by interstate pipeline and/or local distribution companies receiving gas from Seller for Buyer's account at the Point(s) of Delivery.

8. WARRANTY OF TITLE AND TAXES: Seller warrants title to all gas delivered by it and warrants that such gas is free from all liens and adverse claims. Seller shall indemnify and save Buyer harmless against all suits, debts, damages, costs and expenses arising from adverse claims to the gas delivered by it or taxes, payments or other charges thereon applicable before such gas is delivered to the Point(s) of Delivery. All present and future production, severance, gross proceeds or assessments of a similar nature imposed or levied by any state or other governmental agency or duly constituted authority upon the gas sold and delivered hereunder and the components thereof and the royalty, overriding royalty, production payment and other lease burden owners, as the case may be, shall be borne and paid by Seller. In the event Buyer is required to pay any of such taxes and assessments, Buyer may deduct same from the payments to be made by it hereunder and may make a reasonable charge for such service. Buyer shall be responsible for all taxes, liens and adverse claims, which may be imposed on such gas after the Point(s) of Delivery.

9. REGULATORY BODIES: This Agreement and Buyer's and Seller's obligation hereunder shall be subject to all valid applicable State and Federal laws, and orders, directives, rules and regulations of any government body or official having jurisdiction hereunder.

10. NOTICES: Whenever under the terms of this Agreement, any notice is required or permitted to be given by one party to the other, it shall be given in writing and shall be deemed to have been sufficiently given for all purposes hereof if sent by telegram or mailed, postage prepaid, to the parties at the addresses set forth below:

            Seller: Atlas Energy Group, Inc.
                    Atlas Resources, Inc.
                    Resource Energy, Inc.
                    Attn: Contract Administrator
                    311 Rouser Road
                    P.O. Box 611
                    Coraopolis, Pennsylvania 15108

             Buyer: Northeast Ohio Gas Marketing, Inc.
                    Attn: Contract Administrator
                    P.O. Box 430
                    Lancaster, Ohio 43130-0430

11. GOVERNING LAW: The interpretation and performance of this Agreement shall be in accordance with the laws of the State of Ohio.

12. FORCE MAJEURE: If either Buyer or Seller is rendered unable, wholly or in part, by force majeure to perform its obligations under this Agreement, other than the obligation to make payments then or thereafter due, it is agreed that performance of the respective obligations of the parties hereto to deliver and receive gas, so far as they are affected by such force majeure, shall be suspended from the inception of any such inability until it is corrected, but for no longer period. The party claiming such inability shall give notice thereof to the other party as soon as practicable after the occurrence of the force majeure. If such notice is first given by telephone communications, it shall be confirmed promptly in writing giving full particulars. The party claiming such inability shall promptly correct such inability to the extent it may be corrected through the exercise of reasonable diligence. Force majeure as used herein shall mean acts of God, vandalism, war, civil disturbance, rebellion, blockade, strike or other labor dispute, lightning, fire, flood, explosion, hurricane, freezing of wells or pipelines which result in the failure of third party pipelines to transport gas hereunder, permanent plant closing of either the Carbide Graphite plant or the Duferco Farrell Corporation plant (during the term of the existing agreement with such party, excluding any extensions or renewals) and other causes not within the control of the party claiming a force majeure situation.

13. ASSIGNMENT: Neither party may assign any of its rights under this Agreement without the prior written consent of the other party, which will not be unnecessarily withheld, except that Buyer may assign any of its rights under this Agreement to any affiliate of Buyer, provided that Buyer remains responsible for all financial obligations hereunder. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.

14. SURVIVAL OBLIGATIONS: The obligation of Buyer to make payment hereunder shall survive the termination or cancellation of this Agreement. The obligations of Seller to indemnify Buyer pursuant to the provisions set forth under Section 8 shall survive the termination or cancellation of this Agreement. If any provision in this

Agreement is determined to be invalid, void, or made unenforceable by any court having jurisdiction, then such determination shall not invalidate, void or make unenforceable any other provision, agreement or covenant in this Agreement. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. All remedies afforded in this Agreement shall be taken and construed as cumulative, that is, in addition to every other remedy provided therein or by law.

15. COMPLETE AGREEMENT: This Agreement, and the Stock Purchase Agreement, represent the complete and entire understanding between the parties and their affiliates respecting the subject matter of this transaction. The parties hereto declare that there are no promises, representations, conditions, warranties or other agreements, express or implied, oral or written, made or relied upon by either party, except those contained herein or in the Stock Purchase Agreement.

IN WITNESS WHEREOF, the parties, or their authorized agent, hereto have caused this Agreement to be executed on this the 31 day of March, 1999.

Witnesses:                                Seller: Atlas Energy Group, Inc.

                                          By: JR O'MARA
------------------------------------         ---------------------------------

                                          Title:        PRESIDENT
------------------------------------            ------------------------------

Witnesses:                                Seller: Atlas Resources, Inc.

                                          By: JR O'MARA
------------------------------------         ---------------------------------

                                          Title:        PRESIDENT
------------------------------------            ------------------------------

Witnesses:                                Seller: Resource Energy, Inc.

                                          By: N.J McGurk
------------------------------------         ---------------------------------

                                          Title:           V.P.
------------------------------------            ------------------------------

Witnesses:                                Buyer: Northeast Ohio Gas Marketing,
                                                  Inc.
                                          By:
------------------------------------         ---------------------------------

                                          Title:
------------------------------------            ------------------------------

IN WITNESS WHEREOF, the parties, or their authorized agent, hereto have caused this Agreement to be executed on this the 31 day of March, 1999.

Witnesses:                                Seller: Atlas Energy Group, Inc.

                                          By:
------------------------------------         ---------------------------------

                                          Title:
------------------------------------            ------------------------------

Witnesses:                                Seller: Atlas Resources, Inc.

                                          By:
------------------------------------         ---------------------------------

                                          Title:
------------------------------------            ------------------------------

Witnesses:                                Seller: Resource Energy, Inc.

                                          By:
------------------------------------         ---------------------------------

                                          Title:
------------------------------------            ------------------------------

Witnesses:                                Buyer: Northeast Ohio Gas Marketing,
                                                 Inc.

                                          By: Dean K Cobbs
------------------------------------         ---------------------------------

                                          Title:     VICE PRESIDENT
------------------------------------            ------------------------------

                                   Schedule I

                      Purchase Price For Natural Gas From
                     Atlas Affiliated Production Companies

        Point of Delivery                                            Estimated        Initial
          of Equity Gas                      Price                    Supply           Term
          -------------                      -----                    ------           ----
East Ohio Gas                      CNG South (Gas Daily/FOM) +     1,550 Mcf/Day     4/1/99 to
                                   $0.235/Mcf                                        3/31/01

National Fuel Gas Distribution     TCO (Inside FERC/FOM Appl.      400 Mcf/Day       4/l/99 to
                                   Index) + $0.175/Mcf                               3/31/01

National Fuel Gas Supply           100% TCO (Inside FERC/FOM       14,000 Mcf/Day    4/l/99 to
                                   Appl. Index)/Dth                                  3/31/00

Peoples Natural Gas                CNG South (Gas Daily/FOM) +     1,300 Mcf/Day     4/1/99 to
                                   $0.140/Mcf                                        3/31/01

Columbia Gas Transmission          99% TCO (Inside FERC/FOM        100 Mcf/Day       4/l/99 to
                                   Appl. Index)/Dth                                  3/31/01

Tennessee Gas Pipeline-Zone 4      CNG North (Gas Daily/FOM) -     6,900 Mcf/Day     4/l/99 to
                                   $0.105/Dth                                        3/31/00

Prices set forth above presume that Seller will incur any applicable financial losses involving equity volumes as the result of previous financial transactions (e.g., NYMEX and financial basis transactions).

The purchase price and estimated supply of natural gas provided by Resource Energy, Inc., as set forth on Schedule II, will be negotiated between Buyer and Seller as existing Resource Energy, Inc. contracts terminate. All renegotiated contracts between Buyer and Seller will have a common termination date of March 31st. The list of contracts set forth on Schedule II shall be modified as each contract is renegotiated.

                                   Schedule II

                              RESOURCE ENERGY, INC.
                              GAS SALES AGREEMENTS
                                  As of 3/1/99

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Current       Approx.
   Contract      Pipeline                                                                Original        Expirations     Monthly
      No.         System              Wells and/or Stations           Purchaser          Contract        (including       Volume
      ---         ------              ---------------------           ---------          --------        Amendments)      ------
------------------------------------------------------------------------------------------------------------------------------------
    GS-001    TUSC-HARRISON   BRAINERD                  5394         EAST OHIO GAS       12/31/69        LIFE OF WELL        6,000
    GS-015    TUSC-HARRISON   WASH-FREEPORT             G509         EAST OHIO GAS       11/18/85           ANNUAL           9,000
              TUSC-HARRISON   TUSC. D                   J880         EAST OHIO GAS         N/A           LIFE OF WELL        2,700
    GS-034          BU        MEDINA CITY GATE      714873 (COH)      VOLUNTEER          11/01/94          11/01/99          4,500
                                                                        ENERGY
    GS-044        BUTLER      SALEM CITY GATE       744096 (COH)    INTERSTATE GAS       10/01/94          10/01/99         11,000
                                                                        SUPPLY
                   FISH       NEWCOMERSTOWN         744588 (COH)    INTERSTATE GAS                         10/01/99          4,800
                                                                        SUPPLY
    GS-050          BU        BU EAST                 A635(EOG)        HARRISON          01/24/95           MONTHLY          2,000
                                                                        ENERGY                                             (WINTER)
    GS-051    TUSC-HARRISON   TUSC. D WELLS             J273         PIEDMONT GAS        01/26/95          01/26/00          1,000
                                                                          Co.                                              (WINTER)
    GS-033    TUSC.-HARR;     TUSC. D; BARRS MILLS   J273; BB01P     PIEDMONT GAS        10/08/91           MONTHLY
                   BB01P                                                  Co.
    GS-052    TUSC.-HARRISON  EOG STATIONS          444,J273,K018     VOLUNTEER          04/01/95          10/01/99         40,000
                                                                        ENERGY
               WEST-HANOVER                         C277 & H474       VOLUNTEER
                                                                        ENERGY
              MEDINA SUMMIT                       A635, A750, et al.  VOLUNTEER
                                                                        ENERGY
                  LIBERTY                                A451         VOLUNTEER
                                                                        ENERGY
                  KIBLER                                 K962         VOLUNTEER
                                                                        ENERGY
    GS-012     WEST-HANOVER   6 WELLS                    D399       EAST OHIO GAS        01/22/85        LIFE OF WELL        1,000
  GS-016, 017  WEST-HANOVER   8 WELLS                 G511, G684    EAST OHIO GAS    3/5/86, 11/21/85    LIFE OF WELL        1,750
    GS-020,    WEST-HANOVER   11 WELLS                   J826       EAST OHIO GAS     5/6/87,5/27/87     LIFE OF WELL        2,400
    021,023
    GS-014      SANOR(EOG)    L. SANOR #1                G347       EAST OHIO GAS        09/30/85        LIFE OF WELL         250
    GS-108       NEW YORK     NORTH HARMONY         632207 (CGTC)     VOLUNTEER          01/01/97        Monthly with
                                                                        ENERGY                          Trigger option
    GS-109       NEW YORK     NORTH HARMONY                          GOOSE CREEK         03/01/96          12/31/99      1,000-8,000
                                                                       DRILLING
    GS-501     SPRING CREEK,  SPRING CREEK          621403 (CGTC)      COLUMBIA          12/01/96        Monthly with        7,000
                    PA                                                  ENERGY                          Trigger option
                                                                       SERVICES
    GS-502     SPRING CREEK,  FLICK. JOHNSON     via Belden & Blake BELDEN & BLAKE       07/14/89          MONTHLY            300
                   (NFG)
                  MB-SUGAR    SUGAR AMI                              MB OPERATING        01/13/98          03/15/00         45,000
                   CREEK                                            (via Volunteer
                                                                        Energy)
    GS-181       THOMPSETT    REI-NY               621189 (CGTC)     RILEY NATURAL       02/01/98        Monthly with       20,000
                                                                         GAS                            Trigger option
                    OAG                            621929 (CGTC)
                  AREA #1                          622657 (CGTC)   Belden & Blake as
                                                                        11/98
    GS-182       THOMPSETT    GERRY HOMES #1 & #2                   GERRY NURSING        01/25/93          01/25/99           500
                                                                        HOMES
                  WOLCOTT     WOLCOTT                9 WELLS            LENAPE              N/A            05/30/99          2,000
                                                                      RESOURCES

    GS-180         DOVER      ROSO2P           (EOG J094 available)   ARMCO, INC.        11/01/87          06/30/99         11,000
    GS-175                                                            GEER STEEL         11/01/88          11/30/99
    GS-177                                                           UNION COUNTRY       04/30/92          04/30/02
                                                                         CLUB
    GS-152         BB01P      BB01P                                  BELDEN BRICK        01/23/84          12/31/96
                                                                          CO.
    GS-150                                                              GARAWAY          09/24/89          09/24/01          4,000
                                                                        SCHOOLS
     NEW           BB01P      5196 (EOG)             KOHR             VOLUNTEER          11/09/98          12/15/99          3,500
                                                                        ENERGY

                   FISH       J700,A294,J436,H794, J163, K794         VOLUNTEER          11/09/98          12/15/99          2,250

                                                                        ENERGY
                   DOVER      J094                                    VOLUNTEER          11/09/98          12/15/99            0
                                                                        ENERGY
    GS-178        ELLIOTT     5503                   J514, H556           NGO            02/15/94          MONTHLY           2,300
    GS-178     WILKIN, ARTH,  SRO1P                                       NGO            10/01/92          MONTHLY            900
                 ROBINSON
    GS-178        BUCKEYE     ROS01WL              WEST LAFAYETTE         NGO            11125/92          MONTHLY           5,500
                  STREET
    GS-155                    EGGLESTON et al.          G547         EAST OHIO GAS       08/15/85        LIFE OF WELL        1,250
    GS-176                    ROBERTS DURINKA        H551, H509           JDS            10/01/98          11/15/99           600
    GS-156                    ADDY, et al.              H383         EAST OHIO GAS       03/04/87        LIFE OF WELL        2,750
    GS-174         ROFF       J.ROFF #1             727392 (CGTC)   INTERSTATE GAS       04/29/96          09/01/99           100
                                                                        SUPPLY
                   WILLS      WILLS SYSTEM          721423 (CGTC)   INTERSTATE GAS                                           1,400
                                                                        SUPPLY
               DIORIO ELMO    DIORO ELMO #2         719240 (CGTC)   INTERSTATE GAS                                            100
                                                                        SUPPLY
    GS-154         GLOD       GLOD #1 & #2                           ATLAS ENERGY        10/14/84        LIFE OF WELL         250
    GS-161       MISC. EOG    SHOEBRUNN #1, #2          J018         EAST OHIO GAS       04/28/88        LIFE OF WELL         350
                 CONTRACTS
    GS-163         (DAC       AIRPORT #1 & #2           H486         EAST OHIO GAS       04/10/87        LIFE OF WELL         500
                AQUISITION)
    GS-166                    CLINE-TUSC. #1            G746         EAST OHIO GAS       02/28/86        LIFE OF WELL         450
    GS-167                    DURDEN, WHERELY           D303         EAST OHIO GAS       12/17/84        LIFE OF WELL         950
    GS-168                    R. SPRING #1              6589         EAST OHIO GAS       09/01/97        LIFE OF WELL          0
  GS-169, 170                 SIEGENTHALER #1 & #2      J027         EAST OHIO GAS       04/28/88        LIFE OF WELL         300
  GS-171, 172                 GALBRAITH #1, CONANT #1                EAST OHIO GAS       06/13/88
                  BONANZA     HADDORN, SILER, FRACE, KORN,           MB OPERATING        01/23/76        LIFE OF WELL         500
                              YARGER
                  LIBSON      KLEMMAN #1                            BELDEN & BLAKE       01/14/97          10/31/99           450
------------------------------------------------------------------------------------------------------------------------------------

                       AMENDMENT TO GAS PURCHASE AGREEMENT
                       -----------------------------------

     THIS AMENDMENT, dated as of February 1, 2001, by and between Atlas Resources Inc., a Pennsylvania corporation, Atlas Energy Group, Inc., an Ohio corporation, and Resource Energy, Inc., a Delaware corporation (hereinafter collectively referred to as "Seller"), and FirstEnergy Services Corp., an assign of Northeast Ohio Gas Marketing, Inc. ("Buyer");

     WHEREAS, Buyer and Seller are parties to an Agreement dated March 31, 1999 (the "Agreement"), concerning the sale and purchase of natural gas; and

     WHEREAS, Viking Resources Corporation ("Viking"), is in the business of developing and producing natural gas from wells in Ohio and Pennsylvania, and recently became an affiliate of Seller; and

     WHEREAS, Viking is the owner of such natural gas or is the authorized agent for the owner of such natural gas and therefore has the authority to contract for the sale of such natural gas; and

     WHEREAS, as an inducement for Buyer to establish a Guaranty to Seller from Buyer's parent, FirstEnergy Corp., Viking has offered to sell for itself and those owners for which it is the authorized agent all of the gas produced at the meters identified on Exhibit A attached hereto, and Buyer offered to purchase such natural gas from Viking;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the Seller and Buyer do hereby agree to amend the Agreement to include the purchase and sale of Viking's natural gas production at the meters identified on Exhibit A.

     This Amendment shall become effective upon execution by the parties.

     All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto set their corporate signatures by their duly authorized officers as of the day and year first above written.

WITNESS:                            SELLERS:  ATLAS RESOURCES, INC.
                                              ATLAS ENERGY GROUP, INC.
                                              RESOURCE ENERGY, INC.
                                              VIKING RESOURCES CORPORATION

Michael G. Hartzell                               Frank P. Carolas
---------------------------------             ----------------------------
                                              By: Frank P. Carolas
                                                  Executive Vice-President

WITNESS:                              BUYER:  FIRSTENERGY SERVICES CORP.


Karen Johnson                                     Michael A. Senss
---------------------------------             ----------------------------
                                              By:

                                    EXHIBIT A

    attached to and made part of the Amendment dated February 1, 2001 between Atlas Resources, Inc., et. al. (Seller) and FirstEnergy Services Corp. (Buyer)

             Pipeline
              or LDC        Station #         Identification

              TETCO           73133         FAYETTE COUNTY, PA
              EOG             3545                 COOK
              EOG             3622               REYNOLDS
              EOG             3695           HOFFMAN MARY L #1
              EOG             3711           HOFFMAN MARY L #2
              EOG             3727                MOULTON
              EOG             5498              CUMMINS #3
              EOG             5993             KARAS P W #9
              EOG             6056            WELLING UN #1
              EOG             6350            DEMOSS UNIT #1
              EOG             6445               LEE T #1
              EOG             A498               FAGERT #1
              EOG             A501           HAIMERL-LOPEZ #2
              EOG             A632              HENRY R #1
              EOG             B046              THOMAS #11
              EOG             B049             VIKING - TCO
              EOG             B088              WALTERS #1
              EOG             B172           STEPANICK UN #10
              EOG             B203                KLYN #1
              EOG             B222             GRAF-GROWERS
              EOG             B330               FRAME #1
              EOG             B334              ALESSIO #1
              EOG             B355               HORAK #1
              EOG             C134             SANDSTROM #1
              EOG             C161           MORA-HUTINGER #2
              EOG             C381            GRAF GROWERS #3
              EOG             C598                HILL 2
              EOG             C818              BROWN W #1
              EOG             C826             BOLTZ UNIT #1
              EOG             D262               JAITE #3
              EOG             D361            ADVEY JOLES #1
              EOG             D412              STEPHENS #4
              EOG             D572              STACHOWSKI
              EOG             D598                GRECH 4
              EOG             D732            PADULA KANE #2
              EOG             E101                KRUG #1
              EOG             E122             SNYDER E I #1
              EOG             E158        WHITEHOUSE FRUIT FARM
              EOG             E218              TOALSTON #1
              EOG             E222              BARNETT #2

                                    EXHIBIT A

    attached to and made part of the Amendment dated February 1, 2001 between Atlas Resources, Inc., et. al. (Seller) and FirstEnergy Services Corp. (Buyer)

              EOG             E334         GREENLEAF / WYMER #1
              EOG             E336                KIKO #3
              EOG             E347              CRANE #2 KW
              EOG             E358           CITY OF ALLIANCE
              EOG             E376            HARVEY UNIT #1
              EOG             E378               KARAS #19
              EOG             E379               HAISS #2
              EOG             E384               WOODS #1
              EOG             E387               BAIN #2D
              EOG             E416               SHINN #2D
              EOG             E417               BANDY #1D
              EOG             E518            VENCE HAISS #1
              EOG             E520               TACKAS #1
              EOG             E522              TOMPULIS #2
              EOG             E598             WEBER UNIT #1
              EOG             G198            DZURO-KOVACS #1
              EOG             G348          WILLOUGHBY SYSLO #1
              EOG             G485              POPADICH #2
              EOG             G516              MATHEOS #2
              EOG             G563            PAGERT H UN #3
              EOG             G564             PUGH C UN #3
              EOG             G589             FROST J UN #2
              EOG             G658            WALTERS UNIT #2
              EOG             G673              MCGEE U #2
              EOG             G692             BETTIS UN #1
              EOG             H062              BAKER F #1
              EOG             H159           FROST JB & AF #1
              EOG             H193             DUBETZ UN #1
              EOG             H216            WELLING UNIT #2
              EOG             H236                SWIGER
              EOG             H244               MATHEOS 3
              EOG             H252            JOHNSON UNIT #1
              EOG             H285            USA MCKIBBEN #2
              EOG             H354           CITY OF ALIANCE 1
              EOG             H517              KAUFMAN #2
              EOG             H518              WAYSIDE #1
              EOG             H546             STACHOWSKI #2
              EOG             H690           BUCARION UNIT #1
              EOG             H823        USA / MCKIBBEN UNIT #4
              EOG             J208        VANMATTER-CUNNINGHAM #2
              EOG             J212            REBOLD UNIT #1
              EOG             J213        SCHISLER / USA UNIT #1
              EOG             J214           BUCARION UNIT #2
              EOG             J249              AMERITRUST

                                    EXHIBIT A

    attached to and made part of the Amendment dated February 1, 2001 between Atlas Resources, Inc., et. al. (Seller) and FirstEnergy Services Corp. (Buyer)

              EOG             J609             KARAS P W #1
              EOG             J801        CRUTCHLEY POOL UNIT #1
              EOG             K024              SCHWARK #2
              EOG             K111          CITY OF ALIANCE #9
              EOG             K157         BERLIN RESERVOIR #6D
              EOG             K169               KARAS #18
              EOG             K170           ELLSWORTH UNIT #3
              EOG             K171               HENRY #2
              EOG             K173          SCHMEIDLIN UNIT #1
              EOG             K246        BERLIN RESERVOIR #21D
              EOG             K252             WALLBROWN #10
              EOG             K265              MILLER L #2
              EOG             K306         BERLIN RESERVOIR #18D
              EOG             K315         BERLIN RESERVOIR #22D
              EOG             K396              DVORACEK #1
              EOG             K401          MATHEWS C J UNIT #1
              EOG             K429             WALLBROWN #9
              EOG             K430         BERLIN RESERVOIR #34D
              EOG             K439            MUEHLEINSEN #1
              EOG             K455            REPICH J & M #2
              EOG             K458             VIKING - TCO
              EOG             K472           MORRIS P UNIT #2
              EOG             K530         BERLIN RESERVOIR #31
              EOG             K542         BERLIN RESERVOIR #35
              EOG             K544         BERLIN RESERVOIR #2D
              EOG             K599              MICHAEL #2
              EOG             K660                MWCD #7
              EOG             K663           CARLISLE UNIT #1
              EOG             K677          SMITH / STANLEY #1
              EOG             K718                MWCD #1
              EOG             K832              BOWLING #1
              EOG             K833               AHART #1
              EOG             K909              HORNFECK #1
              EOG             K934            BEAVER LAND #2
              EOG             K938               BENNER #1
              EOG             K939              HUDGENS #1
              EOG             K960            BIEBER UNIT #1
              EOG             R037               SPECHT #1
              EOG             R038            THAYER UNIT #1
              EOG             R044               STRONG #1
              EOG             R050            MIKES-MILLER #1
              EOG             R124               THOMAS #2
              EOG             R537             ADAMS D&M #1
              EOG             R538               LANG F #1

                                  ATTACHMENT 1
                                      NFGS
                     Measuring Station Description

                           PSP1130031 AMMANN
                           PSP1129541 BOONE MOUNTAIN
                           PSP1128771 JACKSON CENTER, NFGS
                           PSP1128681 GARVIS STATION
                           PSP1127341 HURTT CS
                           PL00000015 NM POOL
                               623906 Little Valley
                               617733 Sugar Grove

                                  ATTACHMENT 2                          Page 1
                                      EOG
                     Measuring Station Description

                                  3545 COOK
                                  3622 REYNOLDS
                                  3695 HOFFMAN MARY L #1
                                  3711 HOFFMAN MARY L #2
                                  3727 MOULTON
                                  5196 KOHR STATION
                                  5498 CUMMINS #3
                                  5993 KARAS P W #9
                                  6056 WELLING UN #1
                                  6350 DEMOSS UNIT #1
                                  6445 LEE T #1
                                  A294 LITTLE UNIT #1
                                  A444 Harshey Station
                                  A451 Weber #4
                                  A498 FAGERT #1
                                  A501 HAIMERL-LOPEZ #2
                                  A532 Davies L & B
                                  A632 HENRY R #1
                                  A635 Betts #1
                                  A750 Fabro #1
                                  B046 THOMAS #11
                                  B049 VIKING - TCO
                                  B088 WALTERS #1
                                  B141 SOVARY BURKHART #1
                                  B172 STEPANICK UN #10
                                  B203 KLYN #1
                                  B222 GRAF-GROWERS
                                  B273 HOLLERAN UNIT #1
                                  B297 VAN HYNING R #4
                                  B299 VAN HYNING H #1
                                  B330 FRAME #1
                                  B334 ALESSIO #1
                                  B355 HORAK #1
                                  B412 Musser #2
                                  C010 Steiner #1
                                  C134 SANDSTROM #1
                                  C161 MORA-HUTINGER #2
                                  C277 CURFMAN #1
                                  C381 GRAF GROWERS #3
                                  C390 BUTCHER #1
                                  C407 EVERETT #2
                                  C472 REAM V ET AL #1
                                  C473 Lemon Unit #1
                                  C598 HILL 2
                                  C787 Butcher F #4
                                  C804 PETRICK #1
                                  C811 Wilhite #2

                                  ATTACHMENT 2                          Page 2
                                       EOG
                     Measuring Station Description

                                  C818 BROWN W #1
                                  C821 Farris #1
                                  C826 BOLTZ UNIT #1
                                  C855 MIDDLETON BANK #2
                                  D018 PEMBERTON UNIT #1
                                  D140 PETRICK #2
                                  D202 D J & J #1
                                  D256 BELAK #2
                                  D262 JAITE #3
                                  D337 SAPP UNIT #1
                                  D361 ADVEY JOLES #1
                                  D412 STEPHENS #4
                                  D424 RYDECK #1
                                  D481 Jones-Blane
                                  D572 STACHOWSKI
                                  D598 GRECH 4
                                  D610 Berry Charles A. Unit #1
                                  D732 PADULA KANE #2
                                  D810 L & W Associates #1
                                  E101 KRUG #1
                                  E122 SNYDER E I #1
                                  E158 WHITEHOUSE FRUIT FARM
                                  E218 TOALSTON #1
                                  E222 BARNETT #2
                                  E334 GREENLEAF / WYMER #1
                                  E336 KIKO #3
                                  E347 CRANE #2 KW
                                  E358 CITY OF ALLIANCE
                                  E376 HARVEY UNIT #1
                                  E377 BEAL #1
                                  E378 KARAS #19
                                  E379 HAISS #2
                                  E384 WOODS #1
                                  E387 BAIN #2D
                                  E416 SHINN #2D
                                  E417 BANDY #1D
                                  E518 VENCE HAISS #1
                                  E520 TACKAS #1
                                  E522 TOMPULIS #2
                                  E598 WEBER UNIT #1
                                  E935 MATTMARK WELLS
                                  E937 AEP 9-6
                                  E939 AEP WELLS
                                  E950 AEP WELLS
                                  G198 DZURO-KOVACS #1
                                  G348 WILLOUGHBY SYSLO #1
                                  G485 POPADICH #2

                                    ATTACHMENT 2                        Page 3
                                       EOG
                     Measuring Station Description

                                  G509 OLD LOW
                                  G516 MATHEOS #2
                                  G563 PAGERT H UN #3
                                  G564 PUGH C UN #3
                                  G589 FROST J UN #2
                                  G658 WALTERS UNIT #2
                                  G673 MCGEE U #2
                                  G692 BETTIS UN #1
                                  G712 FISHER #1
                                  H127 MONUS #3
                                  H159 FROST JB & AF #1
                                  H193 DUBETZ UN #1
                                  H216 WELLING UNIT #2
                                  H236 SWIGER
                                  H244 MATHEOS 3
                                  H252 JOHNSON UNIT #1
                                  H260 Lermer #2
                                  H285 USA MCKIBBEN #2
                                  H354 CITY OF ALIANCE 1
                                  H474 Smith, Elize #2
                                  H518 WAYSIDE #1
                                  H546 STACHOWSKI #2
                                  H690 BUCARION UNIT #1
                                  H794 Casteel Robert #2
                                  H823 USA / MCKIBBEN UNIT #4
                                  H882 GAFFNEY UNIT #1
                                  J094 Winkler #5
                                  J163 Peters ET AL #1
                                  J180 KING #1
                                  J208 VANMATTER-CUNNINGHAM #2
                                  J212 REBOLD UNIT #1
                                  J213 SCHISLER / USA UNIT #1
                                  J214 BUCARION UNIT #2
                                  J249 AMERITRUST
                                  J273 LINT #1
                                  J436 ROSS #2
                                  J609 KARAS P W #1
                                  J700 Smith Unit #5
                                  J801 CRUTCHLEY POOL UNIT #1
                                  K018 SHUSS #8
                                  K024 SCHWARK #2
                                  K111 CITY OF ALIANCE #9
                                  K157 BERLIN RESERVOIR #6D
                                  K169 KARAS #18
                                  K170 ELLSWORTH UNIT #3
                                  K171 HENRY #2
                                  K173 SCHMEIDLIN UNIT #1

                                   ATTACHMENT 2                         Page 4
                                       EOG
                     Measuring Station Description

                                  K204 KNICKERBOCKER #1
                                  K246 BERLIN RESERVOIR #21D
                                  K252 WALLBROWN #10
                                  K265 MILLER L #2
                                  K306 BERLIN RESERVOIR #18D
                                  K315 BERLIN RESERVOIR #22D
                                  K396 DVORACEK #1
                                  K401 MATHEWS C J UNIT #1
                                  K429 WALLBROWN #9
                                  K430 BERLIN RESERVOIR #34D
                                  K439 MUEHLEINSEN #1
                                  K455 REPICH J & M #2
                                  K458 VIKING - TCO
                                  K472 MORRIS P UNIT #2
                                  K530 BERLIN RESERVOIR #31
                                  K542 BERLIN RESERVOIR #35
                                  K544 BERLIN RESERVOIR #2D
                                  K599 MICHAEL #2
                                  K660 MWCD #7
                                  K663 CARLISLE UNIT #1
                                  K677 SMITH / STANLEY #1
                                  K718 MWCD #1
                                  K758 HUBBARD STATION
                                  K794 Miller-Addy #1
                                  K832 BOWLING #1
                                  K833 AHART #1
                                  K909 HORNFECK #1
                                  K934 BEAVER LAND #2
                                  K938 BENNER #1
                                  K939 HUDGENS #1
                                  K960 BIEBER UNIT #1
                                  K962 Kihler #1
                                  R037 SPECHT #1
                                  R038 THAYER UNIT #1
                                  R044 STRONG #1
                                  R050 MIKES-MILLER #1
                                  R065 CARVER #1
                                  R066 SAPP UNIT #2
                                  R107 ERNEST #2
                                  R124 THOMAS #2
                                  R141 EVERETT #1
                                  R261 FOLK #1
                                  R537 ADAMS D&M #1
                                  R538 LANG F #1


[GRAPHIC OMITTED]

                                   ATTACHMENT 3
                                       PNG
                     Measuring Station Description

                                  8192 FELIX #1
                                  8218 COULTER
                                  9275 GROVE CITY MALL
                                  9346 FELIX #2
                                  9518 CARUSO
                                  9627 PNG WEST / EWIG

                                  ATTACHMENT 4
                                       TCO

                     Measuring Station Description

                                718439 Lordstown-Adam
                                718626 Lordstown-Koch
                                720294 Newton Falls

                                  ATTACHMENT 5
                                      NFGD

                     Measuring Station Description

                            PDP1127411 WHEATLAND DEHY
                            PDP1222781 SCHUSTER
                            PDP1226731 SHIPTON